                                                                  Conformed Copy



                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 18, 1996




                                PUROFLOW INCORPORATED
               -------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                 DELAWARE                                 13-1947195
- ---------------------------------        ---------------------------------------
(State or other jurisdiction              (I.R.S. Employer Identification No.)
            of incorporation)


                                        0-5622
                             ---------------------------
                               (Commission File Number)


   16559 SATICOY STREET, VAN NUYS, CALIFORNIA                    91406
- -------------------------------------------------     --------------------------
   (Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code:  (818) 756-1388


- --------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

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Item 1   None

Item 2   None

Item 3   None

Item 4   None

Item 5   None

Item 6   None

Item 7 Registrant reports the Private Placement on July 18, 1996 for the issuance of 2,530,000 Shares of Common Stock $.01 par value for an aggregate sum of $2,024,000 through Toluca Pacific Securities Corporation, as placement agent, pursuant to Regulation D, Rule 505 of the Securities Act of 1934, as amended.

Item 8   None

                                      SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

                             Puroflow Incorporated
                             ---------------------
                                  Registrant


                             By:   /s/ MICHAEL H. FIGOFF
                                --------------------------------------
                                  Michael H. Figoff
                                  President/CEO

Dated:  July 22, 1996